UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):               December 6, 2007
BANCORP OF NEW JERSEY, INC.
(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	000-52749 (Commission File Number)	20-8444387 (I.R.S. Employer Identification No.)
1365 Palisade Ave, Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip code)
(201) 944-8600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On December 6, 2007, Bancorp of New Jersey, Inc. (the “Company”) declared a two for one stock split with respect to its class of common stock, no par value per share, and sent a letter to shareholders regarding the stock split and other matters. The stock split will be effected through a stock dividend or distribution payable on December 31, 2007, to shareholders of record on December 17, 2007. A copy of the Company’s letter to shareholders is attached to this report as Exhibit 99.1 and is incorporated in this item by reference.

Item 9.01.	Financial Statements and Exhibits.
     The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Letter to shareholders dated December 6, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.
Date: December 6, 2007	By:	Albert F. Buzzetti
Albert F. Buzzetti
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to shareholders dated December 6, 2007.